UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 29, 2005

Balchem Corporation

(Exact name of registrant as specified in its charter)

Maryland	1-13648	13-257-8432
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

P.O. Box 600, New Hampton, NY 10958

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (845) 326-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 29, 2005, the Board of Directors of Balchem Corporation (the “Company”) authorized the Company to enter into Restricted Stock Purchase Agreements (the “Agreements”) to purchase the Company’s Common Stock with the five non-employee directors of the Company pursuant to the Company’s 1999 Stock Plan, as amended and restated (the “Plan”). This Agreement replaces the Stock Option Plan that non-employee directors participated in in prior years.

Under the Agreements, each of Hoyt Ammidon, Jr., John Y. Televantos, Edward L. McMillan, Kenneth P. Mitchell and Elaine R. Wedral has the right, pursuant to the Plan, to purchase up to 3,000 shares of the Company’s Common Stock at the purchase price of $.06-2/3 per share. The purchased stock is subject to a repurchase option in favor of the Company and to restrictions on transfer until it vests in accordance with the provisions of the Agreements. The purchased stock will vest in full seven years from the date of the Agreements, provided the purchaser is still a director of the Company on that date. The purchased stock will also vest in full prior to seven years upon: (1) the purchaser’s retirement from the Company’s Board of Directors at or after age 70; (2) the purchaser’s death or major disability, (3) the purchaser’s resignation from the Company’s Board of Directors due to a conflict of interest or serious illness, and (4) a change of control of the Company (as defined in the Agreements). The purchased shares will not vest and the Company may repurchase all of the purchased shares at a purchase price of $.06-2/3 per share in the event of gross misconduct on the part of the purchaser in the performance of his or her duties as a director of the Company prior to vesting, as determined by majority vote of the Board of Directors. A pro rated amount of the purchased shares may be repurchased by the Company at a purchase price of $.06-2/3 per share in the event the purchaser ceases to be a director of the Company prior to vesting of the purchased shares for any reason other than gross misconduct.

The foregoing description of the Agreements is qualified in its entirety by the terms and provisions of the Restricted Stock Purchase Agreement which is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Form of Restricted Stock Purchase Agreement forDirectors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALCHEM CORPORATION

By:/s/ Dino A. Rossi
Dino A. Rossi, President,
Chief Executive Officer

Dated: December 30, 2005

Exhibit Index

Exhibit Number	Description

Exhibit 10.1	Form of Restricted Stock Purchase Agreement for Directors.